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                                                                   EXHIBIT 10.11


                      FIRST AMENDMENT TO PURCHASE AGREEMENT
                             AND ESCROW INSTRUCTIONS


         This First Amendment to Purchase Agreement and Escrow Instructions ("First Amendment") is made as of October 4, 2000 (the "Effective Date"), between ARVP III/BRADFORD SQUARE, L.P., a California limited partnership ("Seller"), and AVALON AT BRADFORD SQUARE, LLC, a California limited liability company ("Purchaser"), assignee of Vintage Senior Housing, LLC, to amend that certain Purchase Agreement and Escrow Instructions between Seller and Vintage Senior Housing, LLC, date September 5, 2000 ("Purchase Agreement").

         1.0 RECITALS. Seller and Purchaser desire to extend the Due Diligence Review Period and provide for a fixed date for the Closing.

         2.0 AMENDMENT TO PURCHASE AGREEMENT.

                  2.1 Extension of Due Diligence Review Period. Section 6.2 of the Purchase Agreement is hereby amended to extend the Due Diligence Review Period to October 12, 2000.

                  2.2 Additional Deposit. Section 3.2(b) is hereby deleted and the following is added in its stead:

                  (b) Additional Deposit. Purchaser shall deposit an additional Twenty-Five Thousand Dollars ($25,000) ("Additional Deposit") to Escrow Agent on October 5, 2000. Escrow Agent shall promptly place and thereafter hold the Additional Deposit in an interest bearing account. Upon delivery of the Suitability Notice (defined in Section 6.2), the Initial Deposit and the Additional Deposit shall become nonrefundable (other than if Escrow fails to close other than for Buyer's breach). If the Closing occurs, the Additional Deposit (with interest) shall be paid to Seller and credited against the Purchase Price.

                  2.3 Closing of Escrow. The first sentence of Section 4.2 of the Purchase Agreement is hereby deleted, and the following shall be substituted in its place: "Escrow shall close on or before December 1, 2000 (the "Outside Date").

         3.0 EFFECT OF AMENDMENT. Except as amended in this First Amendment, the Purchase Agreement shall remain in full force and effect.

         4.0 COUNTERPARTS. This First Amendment may be executed in counterparts, each of which shall be deemed a duplicate original.


                         [Signatures on Following Page]


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         IN WITNESS WHEREOF, the First Amendment has been executed as of the date set forth above.


                             "SELLER"


                        ARVP III/BRADFORD SQUARE, L.P.,
                        a California limited partnership

                        By:  American Retirement Villa Properties III, L.P.,
                             a California limited partnership, General Partner

                        By:  ARV Assisted Living, Inc.,
                             a Delaware corporation, General Partner


                             By:
                                 ----------------------------------------
                             Name:
                                   --------------------------------------
                             Title:
                                    -------------------------------------


                             "PURCHASER"


                        AVALON BRADFORD SQUARE, LLC,
                        a California limited liability company

                        By:  Vintage Senior Housing, LLC,
                             a California limited liability company,
                             Executive Manager

                             By:
                                 ----------------------------------------
                                      Eric K. Davidson, Member

                             By:
                                 ----------------------------------------
                                      Brian J. Flornes, Member


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